July 30, 2014

CM ADVISORS SMALL CAP VALUE FUND
Class C Shares
(CMCOX)

A series of CM Advisors Family of Funds

Supplement to Prospectus and Statement of Additional Information dated July 1, 2014

Notice of Termination of Class C Shares of the CM Advisors Small Cap Value Fund

Effective immediately, CM Advisors Small Cap Value Fund (the "Fund") has terminated the public offering of its Class C shares.  The Fund's Class C shares will be terminated and liquidated on or about August 1, 2014. The Fund will continue to offer Class R shares and Class I shares, which are sold through separate Prospectuses.

Shareholders may continue to freely redeem their shares on each business day during the Fund's Class C shares liquidation process.

This transaction will be considered for tax purposes as a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

For questions, please call the Fund at 1-888-859-5856.

Investors Should Retain This Supplement for Future Reference